UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials

                          Selas Corporation of America
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________

     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                                     [LOGO]
                          SELAS CORPORATION OF AMERICA

                                1260 RED FOX ROAD

                          ARDEN HILLS, MINNESOTA 55112





                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     The 2003 Annual Meeting of Shareholders (the "Annual Meeting") of Selas Corporation of America (the "Corporation") will be held on Wednesday, April 23, 2003 at the offices of Blank Rome LLP, One Logan Square, 18th and Cherry Streets, Philadelphia PA 19103, at 1:00 PM, Eastern standard time, for the following purposes:

     (1)  to elect directors; and

     (2) to transact such other business as may properly come before the Annual Meeting.

     The Board of Directors has fixed the close of business on March 14, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Annual Meeting.

     All shareholders are cordially invited to attend the meeting, but whether or not you expect to attend the meeting in person, please mark, sign and date the enclosed proxy card and return it promptly in the envelope provided in order that your shares may be voted. If you attend the meeting, you may revoke your proxy and vote in person.

                                              By Order of the Board of Directors

                                              /s/ Michael J. McKenna

                                              Michael J. McKenna
                                              Chairman of the Board

March 21, 2003
Philadelphia, Pennsylvania

                          SELAS CORPORATION OF AMERICA
                                1260 RED FOX ROAD

                          ARDEN HILLS, MINNESOTA 55112


                                 PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of the Selas Corporation of America (the "Corporation") for use at the 2003 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, April 23, 2003 at the offices of Blank Rome LLP, One Logan Square, 18th and Cherry Streets, Philadelphia PA 19103, at 1:00 PM, Eastern standard time, and any adjournment or postponement thereof. This Proxy Statement and accompanying proxy card are first being mailed to shareholders on or about March 21, 2003.

     The Board of Directors has fixed the close of business on March 14, 2003, as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting. As of March 14, 2003, there were 5,124,214 common shares, par value $1.00 per share ("Common Share"), of the Corporation outstanding, each of which is entitled to one vote on all matters to be presented at the Meeting.

     Proxies in the form enclosed, if properly executed and received in time for voting, and not revoked, will be voted as directed on the proxies. If no directions to the contrary are indicated, the persons named in the proxy will vote all of your Common Shares "for" the election of the nominees for director. With respect to any other matter that properly comes before the meeting, the proxy holders will vote the proxies in their discretion in accordance with their best judgment. Sending in a signed proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person since the proxy is revocable. Any shareholder who submits a proxy may revoke it at any time before the proxy is voted at the Annual Meeting by delivering a later dated proxy or by giving written notice to the Secretary of the Corporation or attending the Annual Meeting in person and so requesting. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

     The presence, in person or represented by proxy, of the holders of a majority of the outstanding Common Shares will constitute a quorum for the transaction of business at the Annual Meeting. All Common Shares present in person or represented by proxy (including "broker non-votes") and entitled to vote at the Annual Meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the Annual Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned Annual Meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

     Each Common Share is entitled to one vote on each matter that may be brought before the Annual Meeting. The election of directors will be determined by a plurality vote and the two nominees receiving the highest number of "for" votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy. Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.


     The cost of this solicitation will be borne by the Corporation. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by officers, directors or employees of the Corporation, without additional compensation. Upon request, the Corporation will pay the reasonable expenses incurred by record holders of the Corporation's Common Shares who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy materials and the annual report to shareholders to the beneficial owners of the shares they hold of record.

                              ELECTION OF DIRECTORS

     The Board of Directors currently consists of five members divided into three classes.

     John H. Duerden, whose term was to expire in 2005, resigned from the Board of Directors effective December 31, 2002. The Board of Directors has nominated Fredrick L. Bissinger and Nicholas A. Giordano for re-election at the Annual Meeting to serve until the 2006 annual meeting of shareholders and until their respective successors have been duly elected and qualified. Both Messrs. Bissinger and Giordano have indicated their willingness to continue serving as directors. The Board of Directors knows of no reason why the nominees would be unable to serve as directors. If either of the nominees should for any reason be unable to serve, then the proxies will be voted for the election of such substitute nominee as the Board of Directors may designate, unless the Board of Directors reduces the number of directors on the board.

     Assuming a quorum is present, the two nominees receiving the highest number of "for" votes will be elected. For such purposes, an abstention, the withholding of authority to vote or broker non-vote will not be counted in determining whether the proposal has received the required shareholder vote.

     The following table sets forth certain information concerning the nominees and the persons whose terms as directors will continue after the Annual Meeting, including their ages and principal occupations during the past five years:

                                                                                      DIRECTOR        TERM
                                 NAME, AGE AND OCCUPATION                               SINCE       EXPIRES
                                 ------------------------                             --------      -------
     Frederick  L.  Bissinger  (92)  retired  Vice  Chairman  of  Allied   Chemical     1974          2003
       Corporation (now Honeywell Inc.) a chemical and manufacturing company.

     Nicholas A. Giordano  (60),  business  consultant and investor since 1997. Mr.     2000          2003
       Giordano was Interim President of LaSalle  University from July 1998 to June
       1999.  From 1981 to 1997,  Mr.  Giordano was President  and Chief  Executive
       Officer  of the  Philadelphia  Stock  Exchange.  Mr.  Giordano  serves  as a trustee of W.T. Trust and Kalmar Pooled Investment Trust,  mutual funds, and as a Director of  Independence  Blue Cross of  Philadelphia,  Fotoball  USA,
       Inc., and Daisytek International Corporation.

     Robert N. Masucci (65),  Chairman of the Board of Montgomery Capital Advisors,     2002          2005
       Inc.,  an  investment  advisory  company,  since 1990 and,  Chief  Executive
       Officer of Barclay  Brand  Ferndon,  Inc.,  a  distribution  company,  since
       1996.  Prior to 1990,  Mr.  Masucci  was Chief  Executive  Officer of Drexel
       Industries, Inc., a forklift manufacturer.

                                                                                      DIRECTOR        TERM
                                 NAME, AGE AND OCCUPATION                               SINCE       EXPIRES
                                 ------------------------                             --------      -------
     Mark S. Gorder (56),  President and Chief Executive Officer of the Corporation     1996          2004
       since April 2001;  President and Chief Operating  Officer of the Corporation
       from  December  2000 to April 2001;  and Vice  President of the  Corporation
       from  1996 to  December  2000.  Mr.  Gorder  has been  President  and  Chief
       Executive  Officer of  Resistance  Technology,  Inc.,  a  subsidiary  of the
       Corporation, since 1983.

     Michael  J.  McKenna  (68),   Chairman  of  the  Board  of  Directors  of  the     1998          2004
       Corporation  since April 2001. In March 2001, Mr. McKenna retired as was the
       Vice  Chairman of the Board of Directors and a Director of Crown Cork & Seal
       Company,  Inc., a manufacturing  company. From 1995 to 1998, Mr. McKenna was the  President  and Chief  Operating  Officer  and,  prior to 1995,  was the
       Executive  Vice  President and President of the North  American  Division of
       Crown Cork & Seal Company, Inc.

     Messrs. Giordano and Masucci are first cousins.

BOARD AND COMMITTEE MATTERS

     The Corporation's Board of Directors held six meetings in 2002. In 2002, Mr. McKenna received an annual retainer of $141,500 for services performed as Chairman of the Board. The other Directors who were not officers of the Corporation received an annual retainer of $21,600 plus $800 per Board or Committee meeting attended on a particular day and $400 for each additional Board or Committee meeting attended on the same day. Mr. Giordano receives an additional $200 per meeting for his services as Chairman of the Audit Committee. Total fees earned were $33,900, $23,800 and $23,600 by Mr. Giordano, Bissinger and Masucci, respectively. Under the Corporation's Non-Employee Directors Stock Option Plan adopted in 1998, directors who are not employees of the Corporation or any of its subsidiaries receive an automatic one-time grant of an option to acquire 5,000 Common Shares of the Corporation upon their initial election or appointment to the Board of Directors. In 2002, pursuant to the discretionary grant provision of that plan, Mr. McKenna was granted an option to purchase an additional 22,500 Common Shares and Messrs. Bissinger, Giordano and Masucci each were granted options to purchase an additional 15,000 Common Shares. In December 2002, the Board approved a stock grant of 5,000 Common Shares to Mr. Bissinger in recognition of his 28 years of service to the Corporation.

     The Board of Directors has standing Audit and Compensation Committees. There is no standing Nominating Committee.

     The Audit Committee, which in 2002 consisted of Messrs. Giordano (Chairman), Masucci, and McKenna, held five formal meetings in 2002. In addition, the Audit Committee, or its Chairman, held informal telephonic meetings with the Corporation's management and independent auditors to review and approve the Corporation's quarterly consolidated financial statements. The Audit Committee receives information from the outside auditors and from management of the Corporation relating to the Corporation's consolidated financial statements and considers recommendations of the auditors and financial management as to audit and accounting matters. The Audit Committee appoints the independent auditors, reviews the audit plan and results of the audit engagement, reviews the independence of the auditors, and reviews the independent auditor's assessment of the adequacy of the Company's system of internal control.

     The Compensation Committee, consisting of Messrs. McKenna (Chairman), Giordano, Masucci, and Bissinger, held two meetings in 2002. The Compensation Committee reviews and makes recommendations to the Board of Directors concerning officer compensation and officer and employee bonus programs and administers the Corporation's 2001 Stock Option Plan, Amended and Restated 1994 Stock Option Plan and Non-Employee Directors Stock Option Plan.


                             ADDITIONAL INFORMATION

  SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND CERTAIN OFFICERS

     The following table sets forth certain information as of March 14, 2003, concerning beneficial ownership of the Common Shares by (i) persons or groups of persons shown by Securities and Exchange Commission records to own beneficially more than 5% of the Common Shares (ii) directors and nominees, (iii) the executive officers named in the Summary Compensation Table included herein and
(iv) all directors and executive officers as a group.

                                                                                     NUMBER OF
                                                                                      SHARES
                                                                                   BENEFICIALLY          PERCENT
                                      NAME                                            OWNED(1)           OF CLASS
                                      ----                                            --------           --------
     The Trust Company of New Jersey (2)...................................            468,200             9.1%
     35 Journal Square
     Jersey City, NJ  07306
     Dimensional Fund Advisors, Inc  (3)...................................            394,400             7.7%
     1299 Ocean Avenue, 11th Floor
     Santa Monica, CA  90401
     U.S. Bancorp (4)......................................................            264,650             5.2%
     601 2nd Ave. South
     Minneapolis, MN  55402-4302
     Frederick L. Bissinger, Director (5)..................................             24,000              *
     Mark S. Gorder, Director, President and Chief Executive Officer(6)....            359,950             6.9%
     Nicholas A. Giordano, Director (7)....................................              9,333              *
     Michael J. McKenna, Chairman of the Board of Directors (8)............             18,500              *
     Robert N. Masucci, Director (9) ......................................              6,667
     James C. Deuer, Vice President (10)...................................             61,499             1.2%
     Christian Bailliart, Vice President (11)..............................             24,800              *

     All Directors and Executive Officers as a Group (9 persons) (12)......            525,249             9.9%
     ---------
     *   Less than 1%

     (1) Unless otherwise indicated, each person has sole voting and investment power with respect to all such shares. The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, include securities owned by or for the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days after the March 14, 2003. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities.
     (2)  Based upon a Schedule 13G/A filed with the SEC on February 13, 2003.
     (3)  Based upon a Schedule 13G/A filed with the SEC on February 12, 2003.
     (4) Includes 264,650 Common Shares owned by Mr. Gorder and held in a trust for which U.S. Bank National Association serves as agent and U.S. Bancorp Asset Management, Inc. serves as investment advisor. Based upon a Schedule 13G/A filed with the SEC on February 10, 2003 that also includes U.S. Bancorp Asset Management, Inc. as the beneficial owner of the shares shown in the table. According to the Schedule 13G/A, U.S. Bancorp is a holding company which is the parent company of U.S. Bancorp Asset Management, Inc., an investment advisor.
     (5) Includes 10,000 shares which Mr. Bissinger has the right to acquire within 60 days of March 14, 2003 through the exercise of stock options.
     (6) Includes 95,500 shares which Mr. Gorder has the right to acquire within 60 days of March 14, 2003 through the exercise of stock options. Includes 264,650 shares, which are owned by Mr. Gorder and are held in a trust account at U.S. Bancorp, as previously listed in the table. Mr. Gorder, whose business address is 1260 Red Fox Road, Arden Hills, MN 55112, is also President and Chief Executive Officer of Resistance Technology, Inc., a wholly owned subsidiary of the corporation.
     (7) Includes 8,333 shares which Mr. Giordano has the right to acquire within 60 days of March 14, 2003 through the exercise of stock options.
     (8) Includes 12,500 shares which Mr. McKenna has the right to acquire within 60 days of March 14, 2003 through the exercise of stock options.
     (9) Includes 6,667 shares which Mr. Masucci has the right to acquire within 60 days of March 14, 2003 through the exercise of stock options.
     (10) Includes 24,000 shares which Mr. Deuer has the right to acquire within 60 days of March 14, 2003 through the exercise of stock options.
     (11) Includes 24,800 shares which Mr. Bailliart has the right to acquire within 60 days of March 14, 2003 through the exercise of stock options.
     (12) Includes 202,300 shares which directors and executive offices have the right to acquire within 60 days of March 14, 2003 through the exercise of stock options.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning compensation paid or accrued by the Corporation and its subsidiaries for the years indicated to the Corporation's Chief Executive Officer and its four most highly compensated executive officers that made over $100,000 in annual compensation for fiscal year ended December 31, 2002 (the "Named Officers").

                                                                            LONG TERM
                                               ANNUAL COMPENSATION     COMPENSATION AWARDS
                                              ---------------------   ---------------------
          NAME AND PRINCIPAL                                          SECURITIES UNDERLYING        ALL OTHER
              POSITION(1)              YEAR   SALARY ($)  BONUS ($)        OPTIONS (#)        COMPENSATION ($)(2)
     -------------------------------   ----   ----------  ---------        -----------        -------------------
     Mark S. Gorder.................   2002      268,127      -               50,000                  8,322
      Chief Executive Officer of       2001      264,640      -               25,000                  5,687
      the Corporation and President    2000      205,478    40,000            50,000                  5,445
      of Resistance Technology, Inc.

     James C. Deuer.................   2002      130,371    37,000              -                     3,911
      Vice President of the            2001      130,371      -                 -                     3,345
      Corporation and President        2000      130,371    80,000              -                     3,345
      of Deuer Manufacturing, Inc.

     Christian Bailliart(3) ........   2002      143,662      -                 -                    6,338(4)
      Vice President of the            2001      136,373      -                 -                    5,143(4)
      Corporation and Chairman of      2000      133,387    25,000            2,000                  5,194(4)
      Selas SAS

     (1) For fiscal year ended December 31, 2002, the Corporation only had two executive officers that made over $100,000 in annual compensation.
         Mr. Robert F. Gallagher, who serves as the Chief Financial Officer, Secretary and Treasurer, was hired on August 19, 2002, but his annual compensation did not meet the disclosure requirements. Mr. Gerald H. Broecker was appointed as Vice President of Administration on December 17, 2002, but his annual compensation did not meet the disclosure requirements.
     (2) Represents the Corporation's or a subsidiary's contributions to the Named Officer's account under retirement plans and group term life insurance.
     (3) Mr. Bailliart's salary and bonus, which were paid in euros, have been translated into U.S. dollars for purposes of this presentation based upon the average prevailing exchange rate for the applicable year.
     (4) Represents amounts paid by the Corporation or its subsidiaries to obtain insurance which provides coverage to Mr. Bailliart in the event Mr. Bailliart's employment is terminated.

STOCK OPTION TABLES

     The following tables set forth certain information about stock option grants by the Corporation to the Named Officers in fiscal 2002 and the number of options exercised in fiscal 2002 and the number, respectively, of unexercised options and the value of unexercised in-the-money options at the 2002 fiscal year end held by Named Officers.

                                        % OF TOTAL
                                         OPTIONS                                     POTENTIAL REALIZABLE VALUE
                                        GRANTED TO                                     AT ASSUMED ANNUAL RATES
                            OPTIONS     EMPLOYEES     EXERCISE PRICE     EXPIRATION  OF STOCK PRICE APPRECIATION
            NAME            GRANTED     IN 2002(1)       PER SHARE         DATE          FOR OPTION TERM (2)
            ----            -------     ----------       ---------         ----          -------------------
                                                                                         AT 5%          AT 10%
                                                                                         -----          ------
     Mark S. Gorder        50,000         50.0%           $1.55         12/17/2012       24,370         61,758
     James C. Deuer            -            -               -              -               -              -
     Christian Bailliart       -            -               -              -               -              -

     ---------------
     (1) During 2002 the Corporation granted options under the 2001 Stock Option Plan covering a total of 100,000 Common Shares.
     (2) These amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The rates of appreciation used in this table are prescribed by regulation of the Securities and Exchange Commission and are not intended to forecast future appreciation of the market value of the Common Shares.


                       AGGREGATED OPTION EXERCISES IN 2002
                      AND DECEMBER 31, 2002 OPTION VALUES

                                                          NUMBER OF SHARES
                                                            COVERED BY                  VALUE OF UNEXERCISED
                           SHARES                           UNEXERCISED               IN-THE-MONEY OPTIONS AT
                          ACQUIRED                   OPTIONS AT DECEMBER 31, 2002       DECEMBER 31, 2002(1)
                             ON          VALUE       -----------------------------   --------------------------
     NAME                 EXERCISE      REALIZED     EXERCISABLE     UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
     ----                 --------      --------     -----------     -------------   -----------  -------------
    Mark S. Gorder               -            -        90,500           100,000           -              -
    James C. Deuer               -            -        24,000                 -           -              -
    Christian Bailliart          -            -        24,800             1,200           -              -

     -------------------------
     (1) Represents the difference between the option exercise price and the fair market value of the Common Shares at December 31, 2002. In-the-money options are those where the fair market value of the underlying securities exceeds the exercise price of the option. The closing price of the Common Shares on December 31, 2002, was $1.52 per share.

EMPLOYMENT AGREEMENT

     The Corporation entered into an employment agreement with Mr. Gorder, as President and Chief Executive Officer of the Corporation. The agreement provides for Mr. Gorder to serve as President and Chief Executive officer of the Corporation until April 30, 2004. Pursuant to the agreement, Mr. Gorder was compensated at the annual rate of $250,000 for the period of January 1, through April 30, 2001 and at the annual rate of $275,000 for the period of May 1, 2001 through December 31, 2001. Mr. Gorder's annual compensation after December 31, 2001 was to be established by the Board of Directors, but is required to be no less than $275,000 thereafter. The "Summary Compensation Table" shows a lower amount, however, due to the voluntary salary reduction that Mr. Gorder has taken in the last two years. If Mr. Gorder's employment is terminated for any reason, other than for cause, he will be entitled to the continued payment of his salary and bonus until April 30, 2004, or, at his election, a lump sum payment equal to the present value of these payments

CHANGE-OF-CONTROL ARRANGEMENTS

     Under an agreement with Mr. Gorder that expired on December 31, 2002, the Corporation would be required to pay two years' salary to him upon involuntary termination (defined to include a reduction in salary, change of location or adverse change in responsibilities) following a change in control or sale of substantial assets of the Corporation or Resistance Technology, Inc.

                              CERTAIN TRANSACTIONS

TRANSACTIONS WITH MR. GORDER

     Mr. Gorder is a general partner (with a one-third interest) of Arden Partners I, L.L.P., a Minnesota limited liability partnership ("Arden") that owns and leases to the Corporation's subsidiary, Resistance Technology, Inc. ("RTI"), property under a lease entered into October, 1991, and amended and restated on November 1, 1996. The leased property is one of RTI's two manufacturing facilities. In 2002, the lease was renewed with a term of October 31, 2011. Under the lease, RTI pays Arden a base monthly rent of approximately $27,500 until October 2003 and a base monthly rent of approximately $30,667 thereafter. In August 1997, the Corporation made a personal loan to Mr. Gorder in the amount of $58,000. The loan accrues interest at the rate of 8.5% per annum. The largest aggregate amount of indebtedness, including interest, outstanding on the loan during the last fiscal year was $75,411. As of February 28, 2003, the amount of indebtedness outstanding on the loan was $60,081.
Mr. Gorder is the President and Chief Executive Officer of the Corporation, as well as a director.

COMPENSATION COMMITTEE REPORT

     The Corporation's compensation program for officers, which is administered by the Compensation Committee of the Board of Directors, is designed to align a significant portion of officer compensation with the Corporation's business objectives and performance. The Compensation Committee consists of four independent outside directors, none of whom has ever been an employee of the Corporation or any of its subsidiaries.

     The Corporation's officer compensation program consists of base salary, potential annual cash incentive compensation and long-term incentive compensation in the form of stock options. Officers are also covered under medical, life insurance, pension and savings plans generally available to employees of the Corporation or the business unit managed by the officer.

     Through the use of data on comparable companies and its evaluation of officers' performance, the Compensation Committee's objective is to recommend to the Board of Directors the setting of total base salary and potential incentive compensation for the Corporation's Chief Executive Officer and other officers (including Named Officers) at levels designed to achieve the Corporation's objectives of attracting, retaining, motivating and rewarding talented executives. The Compensation Committee's philosophy is that a significant portion of the total potential compensation of the Chief Executive Officer and other senior executives should be leveraged to be dependent upon the degree of the Corporation's or a business unit's financial success in a particular year.

     In 2002 the Compensation Committee recommended to the Board of Directors and the Board of Directors approved an incentive compensation program for 2002 that applied financial performance measures tailored to the nature of the particular business unit and the desired contribution to the overall financial results of the Corporation. In all cases, incentive compensation was substantially dependent on the achievement of financial performance targets relating to a particular business unit or to the Corporation on a consolidated basis. Because of the financial performance of the Corporation and its business units for 2002, the only executive officer who received a bonus was the president of the tire holders and lifts segment, for meeting performance targets. The Chief Executive Officer's base compensation for 2002 was set at $275,000 as defined within his employment agreement that took effect January 1, 2001. The "Summary Compensation Table" shows a lower amount, however, due to the voluntary salary reduction that the Chief Executive Officer has taken in the last two years.

     The Corporation's Amended and Restated 1994 Stock Option Plan and 2001 Stock Option Plan are its long-term incentive plans for officers and key employees. These plans are designed to further align the interests of the Corporation's officers and its shareholders by creating a direct link between long-term executive compensation and long-term shareholder value. Since all options are granted at fair market value at the time of grant, there is no built-in profit and thus the value of the option is tied solely and directly to increases in value of the Common Shares. Stock options are granted to the Corporation's officers from time to time, as deemed appropriate by the Compensation Committee, based on various factors, including the executive's ability to contribute to the Corporation's long-term growth and profitability.


                                                 THE COMPENSATION COMMITTEE
                                                 Michael J. McKenna, Chairman
                                                 Frederick L. Bissinger
                                                 Robert N. Masucci
                                                 Nicholas A. Giordano

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Corporation's Board of Directors currently consists of three directors, all of whom are independent for purposes of the American Stock Exchange listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee has prepared the following report on its activities with respect to the Corporation's audited consolidated financial statements for the year ended December 31, 2002, which is referred to herein as the Corporation's audited consolidated financial statements.

o The Audit Committee has reviewed and discussed the audited consolidated financial statements with management.

o The Audit Committee has discussed with KPMG LLP, the Corporation's independent auditors, the matters required to be discussed by Statements on Auditing Standards No. 61, which include, among other items, matters related to the conduct of the audit of the Corporation's consolidated financial statements.

o The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, and has discussed with KPMG LLP its independence from the Corporation.

o Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                                           THE AUDIT COMMITTEE
                                           Nicholas A. Giordano, Chairman
                                           Michael J. McKenna
                                           Robert N. Masucci

           ADDITIONAL INFORMATION REGARDING THE CORPORATION'S AUDITORS

     The Corporation's independent auditors for the fiscal year ended December 31, 2002 was KPMG LLP. The Audit Committee of the Board of Directors has appointed KPMG LLP as the Corporation's independent auditors for the fiscal year ending December 31, 2003. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees charged to the Corporation by KPMG LLP for its audit of the Corporation's 2002 consolidated financial statements and for its review of the Corporation's consolidated financial statements included in the Corporation's quarterly reports on Form 10-Q for 2002 were approximately $410,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Corporation did not engage KPMG LLP to provide professional services related to financial information systems and design and implementation for 2002.

ALL OTHER FEES

     The aggregate fees charged to the Corporation by KPMG LLP for all other services primarily tax compliance related for 2002 were approximately $86,500.

     The Audit Committee has considered the nature of the above-listed services provided by KPMG LLP and determined that the provision of the services are compatible with maintaining its independence.

                               PERFORMANCE GRAPH

     The following graph shows the cumulative total return for the last five years, calculated as of December 31 of each such year, for the Common Shares, the Standard & Poor's 500 Index and the American Stock Exchange Market Value Index. The graph assumes that the value of the investment in each of the three was $100 at December 31, 1997 and that all dividends were reinvested.


                               [PLOT POINTS GRAPH]


                Base
                Year
                1997    1998    1999    2000    2001    2002
                --------------------------------------------
Selas           100      86      70      36      22      16
S&P 500         100     127     151     136     118      91
AMEX            100     101     128     131     124     120


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers and directors and persons who own more than ten percent of a registered class of the Corporation's equity securities (collectively, the "reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Corporation with copies of these reports.

     Based on the Corporation's review of the copies of these reports received by it and written representations, if any, received from reporting persons with respect to the filing of reports of Forms 3, 4 and 5, the Corporation believes that all filings required to be made by the reporting persons for fiscal 2002 were made on a timely basis, with the exception that Mr. Gorder was late in filing a Form 4 report with respect to options granted to him on December 17, 2002.

SHAREHOLDER PROPOSALS

     The deadline for providing the Corporation timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Corporation's 2004 Annual Meeting of Shareholders (the "2004 Meeting") will be March 4, 2004. As to all such matters which the Corporation does not have notice on or prior to March 4, 2004, discretionary authority shall be granted to the persons designated in the Corporation's proxy related to the 2004 Meeting to vote on such proposal. In addition, the Rule 14a-8 requirements applicable to inclusion of shareholder proposals in the Corporation's proxy materials related to the 2004 Meeting require that a shareholder proposal regarding the 2004 Meeting must be submitted to the Corporation at its office located at 1260 Fox Road, Arden Hills, Minnesota 55112 by December 16, 2003 to receive consideration for inclusion in the Corporation's proxy materials for the 2004 Meeting. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

     A copy of the annual report to shareholders of the Corporation, including consolidated financial statements, for 2002 is being delivered with the proxy materials and is not to be regarded as proxy solicitation material.

     EACH SHAREHOLDER CAN OBTAIN A COPY OF THE CORPRORATION'S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES FOR THE YEAR ENDED DECEMBER 31, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHANGE EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST
TO: SELAS CORPORATION OF AMERICA, 1260 RED FOX ROAD, ARDEN HILLS, MINNESOTA 55112, ATTN: MR. ROBERT F. GALLAGHER.

OTHER MATTERS

     The Corporation is not presently aware of any matters (other than procedural matters) that will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (i) matters which the Corporation did not receive notice by February 6, 2003 were to be presented at the Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.


                                            Robert F. Gallagher
                                            Secretary, Treasurer,
                                            and Chief Financial Officer

                          SELAS CORPORATION OF AMERICA
                          ARDEN HILLS, MINNESOTA 55112

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of Selas Corporation of America (the "Corporation"), hereby constitutes and appoints MARK S. GORDER and ROBERT F. GALLAGHER, and either of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders to be held on April 23, 2003 (the "Annual Meeting"), and any adjournments or postponements thereof, and to vote and represent all the Common Shares of the Corporation which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.

     THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PROXY AGENTS IN-TEND TO VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR. WITH RESPECT TO SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, SAID PROXY IS AUTHORIZED TO VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

     THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE, MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE PROXY STATEMENT.

     PLEASE MARK, SIGN, AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                             POSTAGE PAID ENVELOPE.



                          (CONTINUED ON REVERSE SIDE)

1. ELECTION OF DIRECTORS. The nominees for election are Frederick L. Bissinger and Nicholas A. Giordano.

For all nominees listed         Withhold Authority to  TO WITHHOLD AUTHORITY TO
above (except as marked         vote for all nominees  VOTE FOR ANY INDIVIDUAL,
to the contrary at the right)   listed above.          NOMINEE, WRITE THAT
                                                       NOMINEE'S NAME IN THE
                                                       SPACE BELOW.
       [ ]                          [ ]
                                                       -------------------------

2. To transact such other business as may properly come before the Annual Meeting or any of its adjournments or postponements.


Date            , 2003


----------------------------
Signature (if joint account)
Date            , 2003


                        THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE CORPORATION'S ANNUAL REPORT TO SHAREHOLDERS, NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT RELATING THERETO.

                        ________________________________________________________
                                            Signature

                        Date _______________________________,2003

                        ________________________________________________________
                                   Signature (if joint account)

                        Date _______________________________,2003


NOTE: Your signature should appear exactly as your name appears in the space to the left. For joint accounts, any co-owner may sign. When signing as attorney, executor, administrator, or fiduciary, please give your full title as such.